UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

VYSTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-53754	20-2027731
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

725 Southbridge St Worcester, MA	01609
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 791-9114

n/a

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Rotmans

Vystar owns 58% of the issued and outstanding shares of Rotmans.

PPP Loan. On April 16, 2020, Rotmans received $1,402,900 in loan funding from the Paycheck Protection Program (the “PPP”), established pursuant to the recently enacted Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and administered by the U.S. Small Business Administration (“SBA”). The unsecured loan (the “PPP Loan”) was evidenced by a promissory note of the Company dated April 16, 2020 in the principal amount of $1,402,900 with United Community Bank. This loan was completely forgiven on January 11th, 2021.

On February 2, 2021, Rotmans received a $1,402,900 in a second round of loan funding from the PPP established pursuant to the CARES Act and administered by the SBA. The unsecured loan (the “Second PPP Loan”) is evidenced by a promissory note of the Company (the “Second PPP Note”) in the principal amount of $1,402,900 with United Community Bank. Under the terms of the Second PPP Note and the Second PPP Loan, interest accrues on the outstanding principal at the rate of 1.0% per annum. The term of the Second PPP Note is two years, although it may be payable sooner in connection with an event of default under the Second PPP Note. To the extent the loan amount is not forgiven under the PPP, Rotmans is obligated to make equal monthly payments of principal and interest, beginning seven months from the date of the Second PPP Note, until the maturity date. The Note may be prepaid in part or in full, at any time, without penalty. The Note provides for certain customary events of default.

Item 2.03 Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 7, 2020, the Company disclosed that it entered into a $630,000 promissory note for a loan made by the President of the Company, Steven Rotman, at 5% note payable at maturity no later than July 1, 2021. On February 22nd, 2021, the Company entered into an additional loan with the Mr. Rotman on the following terms: a $568,000 promissory note for a loan made by the President of the Company, Steven Rotman, at 5% note payable at maturity no later than February 22nd, 2022. This brings the total of the two loans to $1,198,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION

Date: February 23, 2021	By:	/s/ Steven Rotman
	Name:	Steven Rotman
	Title:	President/Chief Executive Officer